UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2022

Equitrans Midstream Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38629	83-0516635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Energy Drive Canonsburg, Pennsylvania	15317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 271-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	ETRN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2022, the Board of Directors (the Board) of Equitrans Midstream Corporation (the Company) appointed Diana M. Charletta, President and Chief Operating Officer of the Company, as a director of the Company. Ms. Charletta’s appointment to the Board reflects the Board’s belief in her strong character, considerable leadership skills, significant, broad-based industry experience developed over the course of her nearly 30-year career, and deep commitment to the Company and its further strategic growth and progress, which will complement the strength of the Company’s current and actively engaged group of directors. As a member of the Board, Ms. Charletta will provide valuable perspectives to the Board on many of the current and future challenges and opportunities facing the Company. For more information regarding Ms. Charletta, please see “Information About Our Executive Officers” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

As a member of the management team of the Company, Ms. Charletta will not receive additional compensation for her service as a director of the Company and will not serve on any committees of the Board. There were no arrangements or understandings between Ms. Charletta and any other person pursuant to which Ms. Charletta was selected as a director. Further, there are no related-party transactions with respect to Ms. Charletta required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL. document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITRANS MIDSTREAM CORPORATION

Date: May 2, 2022	By:	/s/ Kirk R. Oliver

Name:	Kirk R. Oliver
Title:	Senior Vice President and Chief Financial Officer